The UBS Funds	Prospectus Supplement

The UBS Funds
UBS Equity Long-Short Multi-Strategy Fund
Prospectus Supplement

July 24, 2015

Dear Investor,

The purpose of this supplement to the Prospectus of the UBS Equity Long-Short Multi-Strategy Fund series (the "Fund") of The UBS Funds (the "Trust") dated October 28, 2014, as supplemented, is to notify you that the Board of Trustees (the "Board") of the Trust on July 6, 2015 approved certain actions to liquidate and dissolve the Fund.

Rationale for liquidating the Fund
Based upon information provided by UBS Global Asset Management (Americas) Inc., the Fund's investment advisor, the Board determined that it is in the best interests of the Fund and its shareholders to liquidate and dissolve the Fund pursuant to a Plan of Liquidation (the "Plan"). To arrive at this decision, the Board considered factors that have adversely affected, and will continue to adversely affect, the ability of the Fund to conduct its business and operations in an economically viable manner.

The liquidation is expected to be completed on or about September 24, 2015 (the "Liquidation Date").

Liquidation of the Fund
The Plan provides that: (a) all the Fund's assets be converted into cash or cash equivalents or be otherwise liquidated and (b) the Fund distribute pro rata to its shareholders all of its existing assets, in a complete liquidation of the Fund. Therefore, on the Liquidation Date, all shareholders will have their accounts liquidated and the proceeds will be delivered to them. For those shareholders with taxable accounts, the liquidation will be considered a taxable transaction, and such shareholders may recognize a gain or loss for Federal income tax purposes. Shareholders should consult their tax advisers regarding the effect of the Fund's liquidation in light of their individual circumstances.

As the Liquidation Date approaches, in preparation for the complete liquidation of the Fund, the Fund's assets may be invested in money market instruments or held in cash. In this regard, the Fund will no longer be investing according to its investment objective.

Closure of Fund to new investments, reinvestments and exchanges
In connection with the liquidation, the Board approved, effective  July 27, 2015, the closure of each class of the Fund to new investments, including new investors, additional purchases from existing investors and purchases for exchange from other funds. The Board also approved, effective July 27, 2015, the closure of each class of the Fund to reinvestments of dividends and distributions. Therefore, the Fund will no longer offer shares for purchase. The Fund reserves the right to change this policy at any time. Of course, shareholders will continue to be able to redeem their shares in accordance with the policies in the Prospectus.

Waiver of the investment advisory fee, annual Rule 12b-1 distribution fees and redemption fees, and elimination of contingent deferred sales charges on redemptions
Also in connection with the liquidation, effective July 27, 2015, (a) the investment advisory fee of 1.25% of average net assets is waived; (b) the annual Rule 12b-1 distribution fee of 0.75% of average net assets that is charged to the shareholders of Class C shares is waived; (c) until August 3, 2015, after when the redemption fee is eliminated, the 1.00% redemption fee that is charged on sales or exchanges of any Class of shares of the Fund less than 30 days after purchase is waived; and (d) all contingent deferred sales charges (CDSC) assessed on redemptions that are charged on Class A shares (on purchases of $1,000,000 or more) and Class C shares are eliminated. The annual service fee of 0.25% of average net assets that is charged on Class A shares and Class C shares will not be waived. With respect to exchanges of shares of the Fund for shares of another UBS Family Fund, the length of time you held your shares of the Fund will still be considered when determining whether you must pay a CDSC when you sell the shares of the UBS Family Fund acquired in the exchange.

Effective September 24, 2015, the Prospectus is revised to delete in their entirety all references to the Fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-735

The UBS Funds	SAI Supplement

The UBS Funds
UBS Equity Long-Short Multi-Strategy Fund
Supplement to the Statement of Additional Information

July 24, 2015

Dear Investor,

The purpose of this supplement to the Statement of Additional Information (“SAI”) of The UBS Funds (the "Trust") dated October 28, 2014, as supplemented, is to notify you that the Board of Trustees of the Trust on July 6, 2015 approved certain actions to liquidate and dissolve the UBS Equity Long-Short Multi-Strategy Fund series (the "Fund") of the Trust.

The liquidation is expected to be completed on or about September 24, 2015.  In connection with the Fund’s liquidation, effective September 24, 2015, the SAI is revised to delete in their entirety all references to the Fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-736